March 29, 2001


                         THE DREYFUS/LAUREL FUNDS TRUST-

                 DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND

                            SUPPLEMENT TO PROSPECTUS

                                DATED MAY 1, 2000

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE THIRD PARAGRAPH IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "THE FUND -- MANAGEMENT."

      The Dreyfus Taxable Fixed Income Team, which consists of sector specialists, collectively makes investment decisions for the fund. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment. The portfolio managers comprising the team are identified in the Statement of Additional Information.

                                                                       029s0301




                                                                  March 29, 2001

                        THE DREYFUS/LAUREL FUNDS TRUST -
                  DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND

                Supplement to Statement of Additional Information
                                Dated May 1, 2000

     The following information supplements and should be read in conjunction with the section of the Fund's Statement of Additional Information entitled "Management Arrangements:"

     The Fund's portfolio managers, who comprise the Dreyfus Taxable Fixed Income Team, are Martin F. Fetherston, Louis Geser, Michael Hoeh, William Howarth, John Koerber, Greg Jordan and Gerald E. Thunelius.